                                      SUBLEASE
                            [CB RICHARD ELLIS LETTERHEAD]

                                                                   Exhibit 10.12

1.       PARTIES.
         This Sublease, dated May 27, 1999 is made between ADESSO SPECIALTY SERVICES ORGANIZATION, INC. ("Sublessor"), and AGILITI, INC., a Minnesota corporation ("Sublessee").

2.       MASTER LEASE.
         Sublessor is the lessee under a written lease dated September 25, 1997, wherein WHPX-S REAL ESTATE LIMITED PARTNERSHIP ("Lessor") leased to Sublessor the real property located in the City of Plymouth, County of Hennepin, State of Minnesota, described as 3025 Harbor Lane, Suite 400, ("Master Premises"). Said lease has been amended by the following amendments _________________________________________________
         ______________________________________________________________________
         said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A."

3.       PREMISES.
         Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): Approximately 12,662 rentable square feet - Suite 400.

4.       WARRANTY BY SUBLESSOR.
         Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

5.       TERM.
         The Term of this Sublease shall commence on June 1999 ("Commencement Date"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and end on November 30, 2002 ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be canceled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of rent.

6.       RENT.
         6.1 MINIMUM RENT. Sublessee shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at __________________________________________________ or at
                  such other place as Sublessor shall designate from time to time by notice to Sublessee, the sum of Eleven Thousand Seventy-Nine and 25/100 Dollars ($ 11.079.25) per month for the initial twelve (12) months of occupancy and then pays the sum of Eleven Thousand Three Hundred Forty-Three and 04/100 Dollars ($ 11,343.04) per month for the remainder of the Sublease Term, in advance on the first day of each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of Eleven Thousand Seventy-Nine and 25/100 Dollars ($ 11,079.25) as rent for June 1, 1999 to
                  June 30, 1999. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis. Additional provisions:
                  ____________________________________________________________
                  ____________________________________________________________

         6.2 OPERATING COSTS. If the Master Lease requires Sublessor to pay to Lessor all or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities, or insurance, then Sublessee shall pay to Sublessor as additional rent One Hundred percent (100 %) of the amounts payable by Sublessor for Operating Costs incurred during the Term. Such additional rent shall be payable as and when Operating Costs are payable by Sublessor to Lessor. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Subsection
                  6.2 shall survive such expiration or termination. Sublessor


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

                  shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term. The 1999 estimated taxes and operating expenses is $5.91 per rentable square foot. This equals to a monthly payment of $6,236.04. Sublessee shall be responsible for any increases in taxes and operating expenses.


7.       SECURITY DEPOSIT.
         Sublessee shall deposit with Sublessor upon execution of this Sublease the sum of Eleven Thousand Seventy-Nine and 25/100 Dollars
         ($11,079.25) as security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or Sublessee has vacated the Premises, or any final adjustment pursuant to Subsection 6.2 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder. In the event Sublessee elects to terminate this Sublease as provided for in #10 below, the remaining security deposit after any appropriate deductions will be used to offset termination penalty.

8.       USE OF PREMISES.
         The Premises shall be used and occupied only for general office use, and for no other use or purpose.

9.       ASSIGNMENT AND SUBLETTING.
         Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease).

10.      OTHER PROVISIONS OF SUBLEASE.
         All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, Sublessee the lessee thereunder, and the Premises the Master Premises, except for the following: At the twelfth
         (12th) month of occupancy (5/30/00), Sublessee shall have a one-time right to terminate the Sublease provided that Sublessee gives Sublessor four (4) months advance written notice (2/1/00) and pay a termination fee of $22,158.50. If Sublessee elects to terminate the Sublease then the Sublessee shall have the ability to extend the termination date by up to three (3) months by giving Sublessor notice by February 1, 2000. Sublessee shall rent the furniture in the suite per the attached furniture Rental Agreement.

         Sublessee assumes and agrees to perform the lessee's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with Section 6 of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

11.      ATTORNEYS' FEES.
         If Sublessor, Sublessee, or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

12.      AGENCY DISCLOSURE:
         Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except:
         CB RICHARD ELLIS, INC., who represents BOTH, SUBLESSOR with David J. Marschinke and Brian A. Helmken of CB RICHARD ELLIS, INC., who represents SUBLESSEE. In the event that CB RICHARD ELLIS, INC. represents both Sublessor and Sublessee, Sublessor and Sublessee hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

13.      COMMISSION.
         Upon execution of this Sublease, and consent thereto by Lessor (if such consent is required under the terms of the Master Lease), Sublessor shall pay Broker a real estate brokerage commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises, if any, and otherwise in the amount of Twenty-Eight Thousand Eight Hundred Twenty-Four and No/100 Dollars ($ 28,824.00), for services rendered in effecting this Sublease. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission.


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

14.      NOTICES.
         All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be sent by United States Mail, postage prepaid, addressed to the Sublessee at the Premises, and to the address hereinbelow, or to such other place as Sublessee may from time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

         To Sublessor: Lee Harris, Adesso Specialty Services, 101 Park Center
                       Plaza, #1200, San Jose, CA 95113

         To Sublessee: Jean Giltner, Agiliti, Inc., 3025 Harbor Lane, Suite 400,
                       Plymouth, MN 55447

15.      CONSENT BY LESSOR.
         THIS SUBLEASE SHALL BE OF FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.

16.      COMPLIANCE.
         The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment In Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.


Sublessor: ADESSO SPECIALTY SERVICES         Sublessee: AGILITI, INC.,
          ------------------------------               -------------------------
           ORGANIZATION, INC.                           a Minnesota corporation
----------------------------------------               -------------------------
By:      /s/ Brian Barnard                   By:      /s/ Michael Thomas
   -------------------------------------        --------------------------------
Title:   CEO                                 Title:   EXECUTIVE VICE PRESIDENT
     -----------------------------------           -----------------------------
By:                                          By:
   -------------------------------------        --------------------------------
Title:                                       Title:
     -----------------------------------          ------------------------------
Date:    May 21, 1999                        Date:    5/18/99
     -----------------------------------          ------------------------------

                          LESSOR'S CONSENT TO SUBLEASE

The undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the foregoing Sublease.



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  CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made by CB Richard Ellis, Inc. as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney or accountant.

  In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.
--------------------------------------------------------------------------------


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

                         LANDLORD'S CONSENT TO SUBLEASE

This Landlord's Consent to Sublease (this "AGREEMENT") is executed as of May 27, 1999 between WHPX-S REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD") and ADESSO SPECIALTY SERVICES ORGANIZATION, INC., a California corporation, ("TENANT") and AGILITI, INC., a Minnesota corporation, ("SUBTENANT").

                                    RECITALS

A. Tenant and Landlord entered into the Lease Agreement dated as of September 25, 1997, (as amended to date, the "LEASE"), under which Landlord is leasing to Tenant Suite 400 in the 3025 Harbor Lane building, commonly known as HARBOR PLACE CORPORATE CENTER in Plymouth, Minnesota. Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.

B. Tenant desires to sublet the entire Premises to Subtenant, and Subtenant desires to assume all of Tenant's obligations under the Lease, subject to the terms and conditions contained herein.


                                   AGREEMENTS

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. CONSENT: Subject to the terms and conditions in this Agreement, Landlord hereby consents to the subletting by Tenant of the entire Premises to Subtenant pursuant to the Sublease Agreement between Tenant, as sublandlord, and Subtenant, as subtenant, the exact form of which is attached hereto as Exhibit A (the "SUBLEASE"). Landlord's consent contained herein shall not waive such party's rights as to any subsequent assignment, sublease or other transfer.

2. ASSUMPTION OF LIABILITIES: Tenant and Subtenant shall be jointly and severally liable to Landlord for all of the obligations of the "Tenant" under the Lease, including, without limitation, Tenant's indemnification obligations; however, Subtenant shall be liable to Landlord only for the amount of rent (including any pass-through expenses) agreed to be paid by each such party under the terms of the Sublease.

3. INDEMNIFICATION: To the fullest extent allowed by law and in addition to Section 9(c) of the Lease, Subtenant shall indemnify, defend and hold harmless Landlord from and against any and all loss, liability, attorney's fees, expenses and claims arising out of any injury to person or damage to property on or about the Premises caused by any act or omission of Subtenant, its agents, servants, contractors, employees or invitees, or any other person entering upon the Premises under the express or implied invitation of Subtenant.

4. NO OBLIGATIONS CREATED: Each of the parties to this Agreement agree and acknowledge that Landlord shall have no obligation or liability under the terms of the Sublease. Without limiting the generality of the foregoing, Landlord shall have no liability (and shall not be bound by) any modifications, deletions or waivers of any provision of the Lease which Landlord has not agreed to specifically in writing. Additionally, Landlord shall have no obligation to give notice of any default under the Lease except to Tenant (and only to the extent required under the Lease) and shall have no obligation to deal with any party other than Tenant with respect to the Lease or the Premises.

5. CONDITION OF PREMISES: Landlord makes no representations or warranties, express or implied, concerning the condition of the Premises and Subtenant accepts the Premises in their "as-is" condition as of the date hereof.

6. CONDITIONS PRECEDENT: Subtenant's delivery to Landlord of the following items NO LATER THAN 3:00 P.M. CENTRAL STANDARD TIME ON MAY 21, 1999, shall be conditions precedent to the effectiveness of this Agreement:
         (a) $100.00, representing Landlord's attorney's fees incurred in connection with this agreement, (b) certificate(s) of insurance from Subtenant satisfying all the requirements of the Lease, (c) a photocopy of the original executed Lease.

7. NOTICES: All notices and other communications given pursuant to the Lease and this Agreement shall be in writing and shall be: (a) mailed by first class, United States, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address listed below, (b) hand-delivered to the intended address, or (c) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter. Notice sent by certified mail, postage prepaid, shall be effective three (3) business days after being deposited in the United States mail; all other notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision. Without limiting the provisions of
         Section 4 hereof, the addressees for notice set forth below shall supersede and replace any addresses for notice set forth in the Lease.


                  Landlord:         WHPX-S Real Estate Limited Partnership
                                    c/o Archon Group
                                    600 Las Colinas Boulevard, Suite 1900
                                    Irving, TX 75039
                                    Attention: Asset Manager
                                    Telecopy No: 972-830-7609

                  Tenant:           Adesso Specialty Services Organization, Inc.
                                    101 Park Center Plaza, Suite 1200
                                    San Jose, CA 95113
                                    Attention: President

                  Subtenant:        Agiliti, Inc.
                                    3025 Harbor Lane
                                    Suite 400
                                    Plymouth, MN 55447
                                    Attention: Jean Giltner

8. RATIFICATION: Tenant and Subtenant hereby ratify and confirm their respective obligations under the Lease, and represent and warrant to Landlord that, as of the date hereof, they have no defenses thereto. Additionally, Tenant, and Subtenant further confirm and ratify that, as of the date hereof, (a) the Lease is and remains in good standing and in full force and effect, and (b) neither of such parties has any claims, counterclaims, setoffs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord, Tenant or Subtenant.

9. BINDING EFFECT: GOVERNING LAW: Except as modified hereby, the Lease shall remain in full effect and this Agreement shall be binding upon Landlord, Tenant, and Subtenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Agreement and the terms of the Lease, the terms of this Agreement shall prevail. This Agreement shall be governed by Minnesota law.


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

10. AMENDMENT; ENTIRE AGREEMENT: This Agreement shall not be amended or modified except by an instrument in writing signed by all the parties hereto and contains all of the agreements, understandings, representations and warranties of the parties with respect to the subject matter hereof.

11. COUNTERPARTS: This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.


EXECUTED as of the date first written above.

LANDLORD:                                        TENANT:


                                                 ADESSO SPECIALTY SERVICES
WHPX-S REAL ESTATE LIMITED PARTNERSHIP, A        ORGANIZATION, INC., a
DELAWARE LIMITED PARTNERSHIP                     California corporation
BY:    WHPX-S GEN-PAR, INC., A DELAWARE CORP.,
       GENERAL PARTNER                           By:        /s/ Brian Barnard
                                                        ------------------------
BY:    /s/ Michael J. Ludden                     Its:       CEO
       ---------------------------------------          ------------------------
       MICHAEL J. LUDDEN, ASST.
       VICE PRESIDENT                            Title:     May 21, 1999
                                                        ------------------------


SUBTENANT:

AGILITI, INC., a Minnesota corporation

By:    /s/ Michael Thomas
       ----------------------------------------
Its:   EXEC. VICE PRESIDENT
       ----------------------------------------
Title: 5/21/99
       ----------------------------------------

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CONSULT YOUR ATTORNEY This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency, legal effect, or tax consequence of this document or the transaction to which it relates. These are questions for your attorney and financial advisors.
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